UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard

South San Francisco, CA 94080

(Address of principal executive offices)

94080

(Zip Code)

Registrant’s telephone number, including area code: (650) 624-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of 2000 Plan

At the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Rigel Pharmaceuticals, Inc. (the “Company”), held on May 22, 2012, the Company’s stockholders approved the amendment of the Company’s 2000 Equity Incentive Plan (the “2000 Plan”) to:

•                  extend the term of the 2000 Plan to May 22, 2022;

•                  provide that the number of shares available for issuance under the 2000 Plan shall be reduced by one share for each share of common stock subject to a stock option or stock appreciation right and by 1.4 (instead of 1.7) shares for each share of common stock subject to any other type of award issued pursuant to the 2000 Plan; and

•                  increase the maximum number of shares of common stock that may be granted pursuant to performance stock awards under the 2000 Plan from 166,666 to 1,500,000 shares.

The amendment of the 2000 Plan previously had been approved, subject to stockholder approval, by the Board of Directors of the Company.  The amendment of the 2000 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the 2000 Plan, as amended, is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 12, 2012 (the “Proxy Statement”). That summary and the foregoing description is qualified in its entirety by reference to the text of the 2000 Plan, which is attached as Appendix B to the Proxy Statement.

Amendment of 2011 Plan

At the Annual Meeting, the Company’s stockholders approved the amendment of the Company’s 2011 Equity Incentive Plan (the “2011 Plan”) to:

•                  increase the aggregate number of shares of common stock authorized for issuance under the 2011 Plan by 600,000 shares;

•                  provide that the number of shares available for issuance under the 2011 Plan shall be reduced by one share for each share of common stock subject to a stock option or stock appreciation right and by 1.4 (instead of 1.7) shares for each share of common stock subject to any other type of award issued pursuant to the 2011 Plan; and

•                  include the Company’s Chief Executive Officer as an eligible participant under the 2011 Plan.

The amendment of the 2011 Plan previously had been approved, subject to stockholder approval, by the Board of Directors of the Company.  The amendment of the 2011 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the 2011 Plan, as amended, is set forth in the Proxy Statement. That summary and the foregoing description is qualified in its entirety by reference to the text of the 2011 Plan, which is attached as Appendix C to the Proxy Statement.

Item 5.03.               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 100,000,000 to 200,000,000 shares.  The increase in the authorized number of shares of the Company’s Common Stock was effected pursuant to a Certificate of Amendment of the Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on May 25, 2012 and was effective as of such date.  The foregoing description of the Amendment is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is also attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 5.07.                Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.  A more complete description of each matter is set forth in the Proxy Statement.

•                  Each of the three directors proposed by the Company for re-election was elected by the following votes to serve until the Company’s 2015 Annual Meeting of Stockholders or until his respective successor have been elected and qualified.  The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
James M. Gower	55,220,308	594,456
Gary A. Lyons	48,650,870	7,163,894
Donald G. Payan, M.D.	55,712,238	102,526

There were 11,507,034 broker non-votes for this matter.

•                  The Company’s stockholders approved an amendment and restatement of the Company’s Certificate of Incorporation to increase the number of shares of authorized common stock from 100,000,000 shares to 200,000,000 shares.

The tabulation of votes on this matter was as follows: shares voted for: 59,235,045; shares voted against: 8,065,883; and shares abstaining: 20,870.

•                  The Company’s stockholders approved amendments to the Company’s 2000 Equity Incentive Plan.

The tabulation of votes on this matter was as follows: shares voted for: 39,054,004; shares voted against: 16,757,784; shares abstaining: 2,976; and broker non-votes: 11,507,034.

•                  The Company’s stockholders approved amendments to the Company’s 2011 Equity Incentive Plan.

The tabulation of votes on this matter was as follows: shares voted for: 38,721,493; shares voted against: 17,089,795; shares abstaining: 3,476; and broker non-votes: 11,507,034.

•                  The Company’s stockholders did not approve, on an advisory basis, the compensation of the Company’s named executive officers.

The tabulation of votes on this matter was as follows: shares voted for: 24,917,076; shares voted against: 30,893,289; shares abstaining: 4,399; and broker non-votes: 11,507,034.

•                  The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2012.  The tabulation of votes on this matter was as follows: shares voted for: 64,829,154; shares voted against: 2,489,291; and shares abstaining: 3,353.

Item 9.01.                Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company.

99.2	Amended and Restated Certificate of Incorporation of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2012	RIGEL PHARMACEUTICALS, INC.

	By:	/s/ Dolly A. Vance
Dolly A. Vance
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company.

99.2	Amended and Restated Certificate of Incorporation of the Company.